Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, each of the undersigned officers of Goldman Sachs Hedge Fund Strategies LLC, hereby certify that Goldman Sachs Hedge Fund Partners, LLC’s (the “Company”) Form 10-Q for the period ended June 30, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Omar Asali

Name:     Omar Asali

Title:	Co-Head

/s/  Peter Ort

Name:     Peter Ort

Title:	Co-Head

/s/  Jennifer Barbetta

Name:     Jennifer Barbetta

Title:	Chief Financial Officer

Date: August 14, 2008

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.

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